     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 31, 1998

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                 --------------

                          GREAT PLAINS SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)
                               ------------------

          MINNESOTA                          7372                  45-0374871
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. Employer
              of                 Classification Code Number)     Identification
incorporation or organization)                                      Number)

                             1701 S.W. 38TH STREET
                           FARGO, NORTH DAKOTA 58103
                                 (701) 281-0550

  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               DOUGLAS J. BURGUM
                          GREAT PLAINS SOFTWARE, INC.
                             1701 S.W. 38TH STREET
                           FARGO, NORTH DAKOTA 58103
                                 (701) 281-0550

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                               ------------------

                                                         COPIES TO:
           DOUGLAS R. HERMAN                           JAY L. SWANSON                            MARK G. BORDEN
      GREAT PLAINS SOFTWARE, INC.                   DORSEY & WHITNEY LLP                        JEFFREY A. STEIN
         1701 S.W. 38TH STREET                     PILLSBURY CENTER SOUTH                      HALE AND DORR LLP
       FARGO, NORTH DAKOTA 58103                   220 SOUTH SIXTH STREET                       60 STATE STREET
             (701) 281-0550                  MINNEAPOLIS, MINNESOTA 55402-1498            BOSTON, MASSACHUSETTS 02109
                                                       (612) 340-2600                            (617) 526-6000

                                 --------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: /X/ 333-48219

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earliest effective registration statement for the same offering: / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earliest effective registration statement for the same offering: / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: / /

                               ------------------

                        CALCULATION OF REGISTRATION FEE

                                                                                          PROPOSED MAXIMUM
                                                                PROPOSED AMOUNT          OFFERING PRICE PER
    TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED          TO BE REGISTERED              SHARE(1)
Common Stock, $.01 par value..............................        88,000 shares                $33.4375

                                                                PROPOSED MAXIMUM
                                                                   AGGREGATE                 AMOUNT OF
    TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED         OFFERING PRICE(1)          REGISTRATION FEE

Common Stock, $.01 par value..............................        $2,942,500                  $869


(1) Calculated in accordance with Rule 457(c) based on the average of the high and low sale prices of the Common Stock as reported on the Nasdaq National Market on March 27, 1998.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (SEC File No. 333-48219) filed by Great Plains Software, Inc. with the Securities and Exchange Commission on March 19, 1998 are hereby incorporated by reference herein.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fargo, State of North Dakota, on March 30, 1998.

                                   GREAT PLAINS SOFTWARE, INC.

                                   By:           /s/ DOUGLAS J. BURGUM
                                        ----------------------------------------
                                                   Douglas J. Burgum
                                            CHAIRMAN OF THE BOARD, PRESIDENT
                                              AND CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-1 has been signed by the following persons in the capacities indicated on March 30, 1998.

               SIGNATURE                                   TITLE
               ---------                                   -----

         /s/ DOUGLAS J. BURGUM            Chairman of the Board, President and
----------------------------------------    Chief Executive Officer (principal
           Douglas J. Burgum                executive officer)

                                          Chief Financial Officer, Vice President,
         /s/ TERRI F. ZIMMERMAN             Finance and Operations (principal
----------------------------------------    financial officer and principal
           Terri F. Zimmerman               accounting officer)

                   *
----------------------------------------  Director
           Bradley J. Burgum

                   *
----------------------------------------  Director
          Frederick W. Burgum

----------------------------------------  Director
          William V. Campbell

                   *
----------------------------------------  Director
            Raymond F. Good

----------------------------------------  Director
             Sanjeev Mehra

                   *
----------------------------------------  Director
           J. A. Heidi Roizen

----------------------------------------  Director
        Joseph S. Tibbetts, Jr.

*By:    /s/ DOUGLAS J. BURGUM
      -------------------------
          Douglas J. Burgum
          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

  NUMBER     DESCRIPTION
  ------     -----------
    5.1      Opinion of Dorsey & Whitney LLP...................................................
   23.1      Consent of Price Waterhouse LLP...................................................
   23.2      Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).........................
   24.1      Powers of Attorney (incorporated by reference to Exhibit 24.1 to the Company's Registration Statement on Form S-1 filed March 19, 1998
               (SEC File No. 333-48219)).......................................................